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                                                                    EXHIBIT 10.1
                                                                    ------------

                                   AGREEMENT

                                    BETWEEN

                               HELLO DIRECT, INC.

                                      AND

                       TRANSTECH ELECTRONICS (S) PTE LTD


* CERTAIN INFORMATION IN THIS EXHIBIT INDICATED BY * HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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                               TABLE OF CONTENTS

NUMBER        ARTICLE                                                     PAGE
           1  Term                                                          1
           2  Products                                                      1
           3  Obligations of TTE                                            1
           4  License and Technology                                        3
           5  Price                                                         3
           6  Payment Terms                                                 4
           7  Purchase Orders                                               4
           8  Forecasts                                                     4
           9  Delivery                                                      5
          10  Product Transfers                                             5
          11  Warranty                                                      5
          12  Raw Materials                                                 6
          13  Engineering Changes                                           7
          14  Quality Assurance                                             8
          15  Product Acceptance                                            9
          16  Packing                                                      10
          17  Records and Reporting                                        10
          18  Spare Parts Availability                                     11
          19  Tools, Fixtures and Jigs                                     11
          20  Confidentiality                                              12
          21  Product Rights/Exclusivity                                   13
          22  Trademarks                                                   14
          23  Infringement of Trademarks and Other Proprietary Rights      15
          24  Relationship of Parties                                      16
          25  Termination                                                  16
          26  Effect of Termination                                        17
          27  Insurance                                                    18
          28  Addresses, Contacts and Meetings                             19
          29  Waiver                                                       20
          30  Non-Assignment                                               20
          31  Arbitration                                                  20
          32  Patent and Copyright Indemnity                               20
          33  Indemnification                                              21
          34  Force Majeure                                                21
          35  Severability                                                 22
          36  Governing Law                                                22
          37  Entirety of Agreement                                        22
          38  Language                                                     22
          39  Headings                                                     22
              Signatures                                                   22

             APPENDICES
          A  Products
          B  Product Transfer Plan
          C  Engineering Change Form
          D  Quality Inspection Definitions
          E  Tools, Jigs and Fixtures

                                   AGREEMENT

   This Agreement is entered this 16th day of May 1997 between:

          HELLO DIRECT, INC.
          5893 Rue Ferrari
          San Jose, California 95138-1858
          United States Of America

   a company organized and existing under the laws of the State of Delaware (hereinafter called "HDI"); and

          TRANSTECH ELECTRONICS (S) PTE LTD
          7, International Business Park
          Jurong East
          Singapore 609919

   a company organized and existing under the laws of the Republic of Singapore (hereinafter called "TTE").

   NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. TERM

        This Agreement shall be effective for a term of * from the date hereof, which shall be automatically extended for successive periods of * each unless either party hereto gives the other a written notice of his intention to the contrary. Such notice shall be no less than * prior to the expiration of the original term or any extended term.

2. PRODUCTS

        TTE agrees to manufacture, assemble and supply and HDI agrees to purchase, subject to the terms and conditions hereof, the products (hereinafter call the "Products") originally designed by HDI and described in Appendix A, attached hereto. The Products shall be produced and supplied by TTE in accordance with the Product specifications provided to TTE by HDI ("Specifications"). Such Specifications shall be incorporated and form part of this Agreement.

        Other Products not described in Appendix A may be added if TTE and HDI mutually agree in writing.

3. OBLIGATIONS OF TTE

   3.1    TTE agrees with HDI to:

          (a) appoint the necessary dedicated staff to the manufacture, assembly and supply of the Products. TTE shall consult with HDI on the appointment of or any changes to the key management staff. Any staff appointed by TTE


*  CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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               shall be the employee of TTE and HDI shall not be liable to TTE or its employees for any loss, damage, claim or expense arising from or in connection with such appointment;

          (b) handle all customs clearance formalities in Singapore for all materials and equipment used in manufacturing and assembling the Products and for the finished Products;

          (c) assist HDI to obtain such immigration passes or equivalent consents, if any, which may be required to enable HDI's employees, visitors, customers or representatives to visit TTE from time to time;

          (d) ensure that all finished Products meet with the Specifications and Quality Plan (as referred to in clause 14 of this Agreement) and strictly follow such manufacturing and assembly practices and systems and abide by the highest industry standards as shall be mutually determined by the Parties from time to time with respect to each Product;

          (e) obtain any and all export/import licenses to import/export the tools, fixtures and jigs or other equipment (referred to in clause 19 of this Agreement) and the Products into and from Singapore, during the term of and upon the termination or expiration of this Agreement;

          (f) assist in obtaining duty and sales tax exemption for the import/export of the tools, fixtures and jigs or other equipment (referred to in clause 19 of this Agreement), and the Products into and from Singapore, during the term and upon the termination or expiry of this Agreement;

          (g) take all appropriate measures to safeguard the tools, fixtures and jigs or other equipment (referred to in clause 19 of this Agreement), semi-finished Products and finished Products at all times during the period of control by TTE from and against any and all damage by any person and claims of third parties;

          (h) obtain and maintain in effect at all times all necessary manufacturing and other licenses, consents, authorizations and permits, governmental or otherwise, which may be required to enable TTE to carry out properly the provisions of this Agreement;

          (i) disclose in writing to HDI details of any customer or proposed customer of TTE wishing to manufacture products similar to the Products and to obtain HDI's written consent before undertaking any contract or other assignment from any such customer or proposed customer of TTE's during the term of this Agreement;

          (j) ensure that all Improvements and new designs and their subsequent implementation for mass production meet with HDI's quality standards and strictly follow such practices and systems and abide by the highest industry standards as shall be mutually determined by the Parties from time to time with respect to each Improvement.
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4. LICENSE AND TECHNOLOGY

   4.1 HDI grants to TTE a non-exclusive license to utilize such of the unpatented or patented inventions, trade secrets, formulae, specifications, data, documents, manufacturing procedures and methods of HDI for the manufacture of the Products, other procedures and other data relating to the testing and packaging of the Products (the "Technology") made available to TTE pursuant to clause 4.2 for the manufacture and assembly of the Products strictly in accordance with the terms of this Agreement only.

   4.2 HDI shall make available to TTE such Technology as it shall, in its sole discretion, deem necessary or appropriate to enable the manufacture and assembly of the Products.

   4.3 HDI shall make available to TTE such technical services and assistance in support of or ancillary to the Technology as it shall, in its sole discretion, deem necessary or appropriate.

   4.4 All discoveries and/or improvements, excluding the manufacturing process unless unique to HDI's Products, made by TTE in connection with the Product, the Technology or in any way related to this Agreement and any information concerning the same of which TTE becomes possessed shall forthwith be disclosed in confidence to HDI and shall belong to and be the absolute property of HDI including the right to apply for and own intellectual property and/or industrial property deriving therefrom without further payment to TTE for any invention concerning the same and made during the continuance of this Agreement.

5. PRICE

   5.1 The price for each Product is shown in Appendix A. All prices shown in Appendix A are in U.S. Dollars and are *. TTE or HDI may request a review of the price every * if the total material price as defined in the Bill of Materials or USA/Singapore currency exchange rate changes more than * percent (%), and remains at the new level for at least
       * aggregate for the preceding * period.

   5.2 TTE shall make available promptly on request such information as HDI shall reasonably require (provided such information does not breach any agreement of secrecy and confidentiality between TTE and any third party) concerning the elements of cost, if necessary by component, constituting the price of each Product as well as information relating to any incentives available to or obtained by TTE. HDI will not disclose any part of the Bill of Material costs to any third party unless mutually agreed to in writing.

   5.3 HDI shall not be obliged to make any payment for any Product which does not conform to the Specifications or the Quality Plan (referred to in clause 14), or any Product with a defect that appears in more than * percent (%) of the Products in any shipment.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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6. PAYMENT TERMS

        Payment shall be made to TTE by HDI in U.S. Dollars, [*] after the date of shipment from Singapore, and after receipt by HDI of the original documents referred to clauses 6.1, 6.2, and 6.3. HDI's payment will be made by Telegraphic Transfer to TTE's designated bank.

        TTE will send to HDI, via a courier service, the following documents:

   6.1  Invoices in triplicate.

   6.2  Packing Lists in triplicate.

   6.3 Original Bill of Lading in triplicate if shipment is by seafreight, or air waybill in duplicate if shipment is by airfreight.

        TTE shall, as soon as practicable after shipment, also transmit via facsimile to HDI at least one copy of each document.

7. PURCHASE ORDERS

   7.1 HDI shall order Products by submitting a signed HDI Purchase Order to TTE at least * days prior to HDI's requested delivery date. TTE, within
       * days from receipt of HDI's Purchase Order, shall accept or reject the Purchase Order. Upon acceptance of the Purchase Order, TTE shall state the delivery date for the Products on the Purchase Order, and return to HDI a counter-signed, accepted copy of the Purchase Order, which shall not, save where there are grounds, reasonably acceptable to HDI, vary from the date indicated by HDI in this Purchase Order by more than * before or after that date.

   7.2 TTE shall not perform any work or produce any Products without a Purchase order as described in clause 7.1 or written authorization from HDI. HDI shall not be liable for any expenses incurred by TTE if any work is performed by TTE without first receiving a Purchase Order; or written authorization from HDI, unless covered by the terms of the Purchase Order. TTE shall not sell to any third party any of the Products without the prior written consent of HDI, which consent shall be at the absolute discretion of HDI.

   7.3 TTE shall maintain the ability to increase its manufacturing capacity for any or all of the Products described in Appendix A. Such ability to increase its manufacturing capacity shall, at a minimum, be * percent (%) more than the amount forecasted by HDI with * advance notice.

8. FORECASTS

         On a monthly basis, HDI shall submit to TTE its written, good faith estimates of its monthly requirements for the Product for the * period commencing from the month HDI's forecast is submitted. That is, the * months from the forecast month will be confirmed orders, the * month is a forecast of the next


*  CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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   HDI order that may be adjusted * percent (%) when confirmed, and the *
   through * are non binding, adjustable order projections.

9. DELIVERY

    9.1 Products purchased under this Agreement shall be shipped in accordance with HDI's instruction. Delivery terms are * and delivery details shall be advised to TTE for each delivery.

    9.2 If TTE fails to ship the Product by the confirmed shipment date and the delay is due to causes other than those stipulated in the Article entitled "Force Majeure", HDI will have the right at its absolute discretion to:

         9.2.1 Require the delayed portion of the order to be shipped by airfreight at TTE's expense; or

         9.2.2  Extend the shipment date to a mutually agreed later date.

    9.3 TTE or HDI may request a shipment delay of all or part of a purchase to no later than the fifteenth (15th) date of the month following the confirmed ship date.

    9.4 Products are to be invoiced, and property and title to the Products shall pass immediately upon passing shipping release. Risk in the Products shall pass immediately upon delivery at * Port and HDI shall thereafter accept responsibility for any loss, damage or destruction to the Products (without prejudice to any claim which HDI may have for breach of Agreement including but not limited to breach by TTE of any terms to appropriate packaging of the Products).

10. PRODUCT TRANSFERS

        If HDI desires to transfer to TTE, and TTE accepts the transfer of, existing products for manufacture by TTE, the transfer schedule, Non-Recurring Engineering (NRE) costs, and responsible parties are shown on Appendix B attached hereto.

11. WARRANTY

    11.1 TTE expressly warrants that all Products supplied by TTE to HDI (including repairs and replacements) shall comply with Product Specifications provided by HDI pursuant to clause 2 and clause 13 and shall be free from defects in workmanship and components for a period of * from date of delivery for the * and, thereafter, * from date of delivery.

    11.2 If TTE is in breach of this warranty, HDI may, at HDI's option:

         11.2.1. Return the defective Products to TTE for repair or replacement at TTE's expense. TTE will be responsible for airfreight expenses of new Products if additional Products are required to meet HDI's sales demand. Or



*  CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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         11.2.2   Repair the defective Products using HDI's alternate sources, and TTE shall reimburse HDI for the cost of such repairs. HDI shall, before releasing defective Products to HDI's sources, secure TTE's approval for the total cost of labor, materials and other expenses.

    11.3 The warranty provided hereunder shall not apply to any defect resulting from abuse, misuse, alteration, neglect, unauthorized repair or installation of Products, improper or inadequate maintenance by HDI, operation outside of the specified environments, or improper site, preparation or maintenance. The warranty does not apply to returns of working product by virtue of HDI's return policy or any other administrative arrangements between HDI and its customers.

    11.4 The above warranty period shall not be extended beyond the period referred in clause 10.1 if repairs are performed by HDI's sources.

12. RAW MATERIALS

    12.1 TTE will work with its material suppliers to reduce the order lead time to within * unless otherwise approved by HDI. However, in addition to maintaining parts for HDI's Purchase Orders and forecast, TTE shall also maintain a * revolving stock of all custom parts and other long-lead parts required to produce the Products. Long-lead parts are defined as those generally available to TTE * after TTE places its parts order with its parts supplier.

    12.2 If any of the Products, or parts for the Products, are discontinued by HDI, TTE shall:

         12.2.1 Use its best efforts to return to TTE's suppliers for full credit any non-custom parts. HDI shall reimburse TTE such reasonable restocking fees assessed by TTE's suppliers for the return of non-custom parts.

         12.2.2 Use its best efforts to transfer any non-custom parts to other products manufactured for TTE's other customers.

         For non-custom parts that are not returnable to TTE's suppliers, or cannot be transferred to other products, HDI will purchase such parts from TTE at TTE's cost plus * (%) for TTE's handling charges. HDI's requirement to purchase non-custom parts will apply only to the revolving long-lead parts stock determined in Article 12.1 herein.

    12.3 For custom parts not returnable to TTE's suppliers or which cannot be transferred to other products manufactured by TTE, HDI shall reimburse TTE, at TTE's cost as evidence by invoices or other documentary proof reasonable acceptable to HDI plus * percent (%) for TTE's handling charges. HDI's reimbursement for custom parts will be limited to the revolving stock of long-lead parts stock determined in
         Article 10.1 herein.

    12.4 If either party discovers an alternate source which may benefit or lower the cost of bill of materials, proposal for such alternate sourcing may be brought up for


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         mutual agreement between HDI and TTE. The benefits, expressed either in dollar sense or whichever way, resulted from the alternate sourcing, shall be shared equally between both parties. HDI shall be the sole beneficiary of any parts cost reduction if the reduction is the result of a design change initiated by or paid for by HDI.

    12.5 TTE and HDI will be jointly responsible for initial qualification of parts suppliers. Such qualification will include, but is not limited to, first article samples, parts deliveries, parts quality, parts reliability, and compliance with specifications. TTE will be solely responsible for on going supplier qualification save that TTE shall inform HDI in writing where there is a change in any of the Suppliers.

    12.6 Subject to TTE's parts suppliers' agreements to waive TTE's commitment of orders and or for orders already placed, procured materials which are due to HDI's rescheduling resulting in forecast quantities varying more than the * percent (%) allowance will need to be used in HDI's production in the following *. A finance charge of * percent (%) per month of the surplus material cost which remains outstanding will be added to the cost of any unused materials that exceed the * percent (%) allowance effective on the first day of the *.

13. ENGINEERING CHANGES

    13.1 The term "Engineering Change" shall mean any change which, if made to the Products, changes the Product's specification as provided to TTE pursuant to clause 2 hereof.

    13.2 HDI may propose Engineering Changes be made to Products, in which event TTE will be notified in writing. TTE agrees that HDI shall have the right to require such Engineering Changes and TTE shall, within * of its receipt of such notification, give a written detailed appraisal of the Engineering Changes stating the cost increase or cost savings involved and the effect on the price and delivery of the Products. The approved cost of special fixture(s) and test equipment; and type approval (eg. Federal Communications Commission, Underwriters Laboratories, etc) and its associated expense; due to the engineering change will be paid by HDI and shall be the property of HDI.

    13.3 TTE is entitled to submit for HDI's approval Engineering Change Requests to improve manufacturing ease, improve quality, alternate components, etc. The non-recurring expense costs relating to Engineering Change Requests submitted by TTE for these purposes shall be borne by TTE. No Engineering Change shall be implemented by TTE unless approval in writing by HDI has been granted.

    13.4 In calculating the cost impact involved in any Engineering Change, TTE shall use the same parameters as used in the latest accepted quotation for that product. This information shall include specific details as to the proposed point of implementation and indicate the levels of redundant/surplus material and parts. This information shall also include a statement on the impact of the proposed change to requirements for new or modified jigs, fixtures and any


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         consequences for changes in test software with reference to the current specification.

    13.5 If HDI requires the Engineering Change to be implemented to finished Products requiring rework by TTE, and the rework is not due to TTE's workmanship or TTE's obligations of ongoing supplier qualification, rework shall be paid for by HDI and performed by TTE at cost. Such costs shall be in the appropriate cost impact sections of the Engineering Change form, a sample attached hereto as Appendix C.

    13.6 TTE will maintain and supply weekly, a written report detailing all Engineering Changes that have not been implemented with a target date for implementation.

14. QUALITY ASSURANCE

    14.1 A Quality Plan will be submitted by TTE for approval by HDI. Any modifications to the approved Quality Plan will only be implemented after the prior written agreement of both parties. Acceptance of reasonable modifications will not be withheld by either party.

    14.2 TTE shall permit visits by HDI personnel, HDI guests and officers for the purpose of inspecting the manufacturing process, provided that in the case of HDI guests, the names of the guests and the companies they represent are given to TTE at least 48 hours in advance.

    14.3 HDI and TTE agree that their respective quality departments will cooperate to improve the acceptable quality level of Products by the full disclosure of all relevant information.

    14.4 TTE guarantees that the Products to be manufactured under this agreement shall be produced under strict accordance with the Specifications, the quality control standards and test procedures, which standards of quality are to be submitted by TTE to HDI for approval at least thirty (30) days before first mass production.

    14.5 TTE may use a sub-contractor to provide sub-assemblies of the products. If it does, the sub-contractor's facilities shall be considered the same as TTE's facilities. TTE shall assume full responsibility for the sub-assembly quality supplied by its sub-contractor.

    14.6 If any Product manufactured or packaged by TTE fails to comply in whole or in part with the Specifications, the Quality Plan or the Technology or any directions to TTE by HDI or its employees and agents, TTE shall immediately at its expense:

         14.6.1 either destroy or dispose of in a manner acceptable to HDI or, only if HDI consents in writing, re-work or reprocess (at the cost of TTE) the defective Products in a manner acceptable to HDI; or

         14.6.2 if HDI consents in writing, dispose of the defective Products through a marketing channel mutually agreed by HDI and TTE.


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         TTE shall not manufacture, sell or deal with any of the defective
         Products in breach of this clause 14.6.

    14.7 At the written request of HDI, TTE shall promptly send for testing, representative samples of the Products at any state of manufacture or packaging, or samples of specific Products manufactured by TTE, to a quality control institute or company in Singapore or elsewhere specified by HDI, at HDI's expense.

15. PRODUCT ACCEPTANCE

    15.1 For outgoing Acceptance Quality Level ("AQL") inspection level, the inspection shall be conducted in accordance with Military Standard 105D, Level II. The definition of the product acceptance are as follows:

         Major Defects:           * production                    *% AQL
                                  * production                    *% AQL

         Minor Defects:           * production                    *% AQL
                                  * production                    *% AQL

         For definition of major and minor defects refer to Appendix-D

         For specification requirements, HDI will establish guard band limits, such that TTE will test at outgoing Quality Acceptance to tighter limits than those HDI applies at its Incoming Inspection.

    15.2 TTE is required to re-work any product at TTE's expense for those Products that are in noncompliance of the AQL level in effect at the relevant time.

    15.3 Corrective Action Request shall be acted upon within * of receipt by TTE. TTE shall submit a Corrective Action Plan which will redress the deficiency within *. This does not stipulate that the correction be completed in * as the Corrective Action Plan is project complexity dependent. If the deficiency is not corrected by TTE within a reasonable period of time, TTE shall reimburse HDI for HDI's reasonable costs to correct the deficiency, including parts, labor inspection and other expenses.

    15.4 HDI may utilize a sub-contractor for source inspection. HDI's sub-contractor will only inspect for shipment acceptance, not product acceptance.

    15.5 HDI will bear all expenses for incoming inspection, if the Product meets the agreed upon AQL levels in clause 15.1. If the order in question fails the incoming inspection at the agreed upon AQL, TTE will reimburse HDI for its full expenses for inspection, rework and airfreight of new Products if additional Products are required to meet HDI's sales demand.

    15.6 If any two successive production lots of at least * units fails HDI's incoming inspection of major defects, TTE will pay for *% of costs of inspection by HDI's inspector at TTE's facility including but not limited to costs of transport or


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         accomodation and HDI's incoming inspection, until such time that two
         (2) successive production lots meets the major defect AQL levels.

16. PACKING

    16.1 TTE shall be responsible for proper packing to protect the Products against rough handling damage, loss and pilfering occurring during transportation from TTE's facility. Bales and packages shall be durable and appropriate for export to and appropriate for storage at the destination. As a minimum, TTE shall tape wrap the shipping cartons with a special printed tape to seal the shipping carton.

    16.2 Shipping cartons will be marked, at a minimum, with the following information:

         16.2.1 Hello Direct, Inc.
                San Jose, CA USA

         16.2.2 HDI's purchase order number

         16.2.3 HDI's product catalog number

         16.2.4 Quantity

         16.2.5 Carton number

         16.2.6 Country of Origin (example, "Made in Singapore")

    16.3 The Products purchased, repaired or replaced under warranty shall be packed and exported by TTE at no additional charge.

17. RECORDS AND REPORTING

    17.1 During the term of this Agreement and for two (2) years thereafter TTE shall maintain complete and accurate Production and Quality records in relation to materials and components, test equipment calibration records, production tests and inspection in connection with this Agreement in line with its usual record retention procedure. HDI or its sub-contractor, shall have access to such records during normal business hours upon giving reasonable prior notice.

    17.2 TTE will submit to HDI, for each production lot during the first three
         (3) months of this Agreement, weekly Printed Circuit Board Manual Assembly (PCBMA), Parts Per Million (PPM), In-Circuit Tester (ICT) yield, final assembly yield, Quality Assurance/Outgoing Quality Assurance (QA/OQA) level reports together with corrective action plans. Commencing on the fourth (4th) month of this Agreement, these reports will be submitted every other production lot, and following lots with product revision level changes.

    17.3 TTE shall furnish and render additional reports as may be requested from time to time by HDI.

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    17.4 TTE shall provide monthly inventory reports to HDI within the first week of each following month.

18. SPARE PARTS AVAILABILITY

    18.1 TTE shall supply spare parts to HDI, until * after the date of the last delivery of the Products to HDI. TTE is not required to physically purchase the parts, but shall maintain the vendor base and contact for the * period. TTE shall allow HDI to purchase sufficient quantities of spare parts which HDI deems necessary to maintain and support the Products which HDI has previously purchased. Such parts shall be supplied by TTE to HDI at TTE's cost, based on prevailing prices quoted by TTE's suppliers, plus *% for handling and reasonable profit.

    18.2 In the event that TTE is unable to supply such spare parts, or TTE is unable to obtain another source of supply for HDI, then such inability shall be considered non-compliance with this Article, and TTE shall, without obligation or charge to HDI, provide HDI with technical information, or any rights required, so that HDI can manufacture or obtain parts from other sources.

19. TOOLS, FIXTURES AND JIGS

    19.1 The tools, fixtures and jigs uniquely required for each Product is shown in Appendix E attached hereto. New tools, fixtures and jigs to be produced, or existing tool, fixtures and jigs requiring rework by TTE shall be paid by HDI to TTE as follows:

         (i) Total cost of US$* or less, within * after acceptance by HDI of first tooling article samples or when the fixtures or jigs are successfully functioning in a manner that meets Product Specifications.

         (ii)  Total cost of US$* or more:

                A) *% deposit when HDI submits its purchase for tooling, fixtures, or jigs.

                B) *% upon acceptance by HDI of first tooling article samples, and after all critical dimensional discrepancies of the tooled parts are resolved, or when the fixtures or jigs are successfully functioning in a manner that meets Product Specifications.

    19.2 TTE shall submit a minimum of * pieces of each tooled part for HDI acceptance with TTE's "First Article Report" detailing parts or dimensions found to be out of specification and TTE's recommendation of corrective action(s). If TTE does not submit a First Article Report, HDI, at its option, will have the measurements made and the reasonable costs for such measurements will be subtracted from the final tooling payment to TTE.

    19.3 All new tools created by TTE shall be guaranteed for a minimum life of
         * cycles. It is expected that the life of the tools are subject to normal usage and environmental wear and tear. During this period of tools custody with TTE, TTE


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         shall monitor tooling performance and shall notify HDI when the tooling no longer produces parts meeting dimensional specifications. TTE shall, at the beginning of each quarter, submit to HDI TTE's report of tool condition and the remaining parts life of the tool.

    19.4 Any and all tools, jigs and fixtures paid for by HDI shall be and remain the sole property of HDI. In addition, any existing tools, jigs or fixtures supplied to TTE by HDI shall remain the sole property of HDI. Further, TTE shall at it's own cost keep said tools, jigs and fixtures in good repair at all times and shall be responsible for their safekeeping. HDI may at any reasonable time inspect the tools, jigs and fixtures to ensure they are in proper order. HDI may require the return, or transfer to a third party of the tools, jigs and fixtures to which request TTE shall promptly comply. TTE shall install, label and adequately identify as the property of HDI and keep and maintain so labelled and identified any tools, jigs, fixtures and other equipment belonging to HDI pursuant to this provision or otherwise.

    19.5 TTE shall issue a "Certificate of Ownership" to HDI for all tools, jigs and fixtures paid for by HDI or supplied to TTE.

20. CONFIDENTIALITY

    20.1 Each party agrees for the term of this Agreement and for a period of
         * thereafter to treat information, both oral and written, disclosed to by the other party or otherwise during the term of this Agreement
         (the "Information") as strictly confidential and undertakes as follows:

         20.1.1 To use the Information only for the purpose specified in this Agreement.

         20.1.2 Not to make use of the Information except as contemplated by the intent of this Agreement, without the express written consent of the disclosing party.

         20.1.3 Not to disclose the Information to any third party, without the express consent of the disclosing party. For this purpose, employees and consultants bound by obligations of secrecy no less strict than those set out herein shall not be regarded as third parties.

         20.1.4 If so requested by the disclosing party, to return or destroy any documents containing the Information supplied by the disclosing party or any copies thereof or extracts therefrom made by the receiving party and any samples of materials supplied by the disclosing party.

         20.1.5 Not to copy any documents containing the Information, nor to take any extracts from such documents without the prior written consent of the disclosing party and then only on such terms as the disclosing party shall stipulate.

    20.2 For purposes hereof, "Confidential Information" shall mean all data and information of a confidential nature relating to the Products and/or the business


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         or affairs of either party which is disclosed to one party prior to or during the term of this Agreement, including (a) information concerning the disclosing party's customers or markets; (b) information concerning the composition, manufacture or development of the Products or other products of either party; and (c) any technical information, know-how, trade secrets or proprietary information of the disclosing party. Confidential Information may be communicated orally, visually, in writing or any other recorded or tangible form. The above shall not apply to information or data designated as non-confidential by the disclosing party in writing and to data and information which the receiving party can show:

         20.2.1 Has become generally available to the public otherwise than through violation of this undertaking; or

         20.2.2 Was already in the receiving party's rightful possession prior to its acquisition from the disclosing party; or

         20.2.3 Has been received from a third party who rightfully disclosed it provided the receiving party complies with restrictions imposed by the third party.

21. PRODUCT RIGHTS/EXCLUSIVITY

    21.1 TTE understakes that it will use the Technology and all information of a confidential nature owned, developed, controlled or otherwise acquired by or licensed to TTE, including patents and the Technology; information and know-how concerning the research, development and manufacture of the Products (and any other custom products); formulae and specifications; technology and technical and production data; drawings, flow charts, instructions and sketches; manufacturing and assembly processes and techniques; methods, policies, processes and data techniques; operation, and manufacturing conditions; inventions and Improvements whether patentable or not; written materials provided by TTE whether subject to copyright or not including explanatory manuals; information concerning suppliers and costs of materials; customer lists, marketing structures, surveys; packaging and labelling information; product inspection procedures; testing procedures and standards and methods of quality control; information relative to the advertising, marketing, sale, lease or other dispostion of the Products; research and development projects and new or proposed products and designs undertaken by TTE or any other persons; and management and financial information relative to HDI (the "Proprietary Information") communicated or furnished to it, only for the purposes stated in this Agreement, and subject to the terms of this Agreement. TTE agrees that all Proprietary Information and all copyright, patents and design rights including copyright and design rights in packaging, containers and labels (registered or unregistered), owned, developed, controlled or otherwise licensed to HDI, and any other intellectual property rights (anywhere) in any Proprietary Information (including translations thereof whether or not effected by TTE or other persons) (the Proprietary Information) shall remain the exclusive property of HDI. TTE shall not acquire by performance of this Agreement any vested or proprietary rights (in Singapore or elsewhere) in the Proprietary Information and each undertakes and agrees that any reproductions, notes, summaries or similar documents relating to the Technology or any other Proprietary Information shall immediately, upon their creation become and remain the property of HDI, and shall be conspicuously marked so as to indicate their confidential character. TTE understakes and agrees that it shall have no right, title or interest nor claim any right, title or interest in any Proprietary Rights or Proprietary Information, or assist in any claim to any right, title or interest in and to any Proprietary Rights or Proprietary Information adversely to HDI, or do or permit any act which is directly or indirectly likely to prejudice the ownership, title and other right of HDI in any Proprietary Rights or Proprietary Information.

    21.2 Any rights in any Improvements or the new designs produced or implemented under this Agreement by TTE (including the right to apply for protection of intellectual property rights derived therefrom) shall belong to and be the exclusive property of HDI. Without further payment to TTE or any other persons, TTE shall execute all documents, take all steps and do all acts and things as may be reasonably required by HDI to procure that HDI obtains or retains such protection. All such Improvements and new designs produced under this Agreement shall be deemed included in the definition of "Technology" and subject to all provisions of this Agreement.

22. TRADEMARKS

    22.1 TTE may be permitted to use such of the Trademarks as shall have the prior approval in writing from HDI. Subject to the constraints and directions of such approval and this Agreement, TTE shall affix Trademarks only on Products approved in writing by HDI. TTE shall not use or permit to be used, whether for marketing, advertising, publicity purposes or otherwise, any Trademarks (or on its letterhead paper, invoices, and at its business premises) unless specifically authorized in writing in particular instances by HDI (prior to such use) as regards each use.

    22.2 TTE shall confirm to and observe such standards as HDI may from time to time prescribe relative to the form, manner, size, design, position, appearance, marking or color of Trademarks (including the form, manner, extent and wording of all advertising and promotional materials, brochures, memoranda, notices and other communications referencing Trademarks). TTE shall not use any Trademarks as part of its corporate or business name unless approved in writing by HDI.

    22.3 TTE acknowledges HDI's exclusive right, title and interest in and to the Trademarks and undertakes and agrees not to challenge the validity of ownership of any Trademarks nor claim adversely to HDI any right, title or interest in and to any Trademarks, nor assist directly or indirectly with any such claim. Neither this Agreement nor any other agreement, nor performance of any aspect of this Agreement or any other agreement shall confer on TTE any right, title or interest in any Trademarks. TTE neither has nor will acquire by performance of this Agreement any vested or proprietary rights (in Singapore or elsewhere) in any of the Trademarks. TTE shall cease use of all Trademarks immediately (including any affixation of Trademarks on Products or packaging) upon notification to that effect by HDI (and in any case no later than seven (7) days after such notification). TTE shall not remove, deface or alter or permit to be removed, defaced, altered or otherwise obscured, Trademarks on any Products.

    22.4 TTE shall not:

         (a) register, apply for registration or (subject to this clause 22) use;

         (b)    attempt to register, apply for registration or to use; or

         (c) aid any third party in registering, applying to register, using or attempting to register, apply for registration or to use,

         any Trademarks or any words or marks which resemble or are identical or similar to any Trademarks, in any jurisdiction.

    22.5 TTE shall not do or permit to be done any act which would or might jeopardize or invalidate any registration of registered Trademarks, do or permit any act which might assist or give rise to any application to remove any of the registered Trademarks from the relevant register, or do any act or thing impairing or likely to impair the distinctiveness or validity of, or any right of HDI in any Trademarks (registered or not), or detrimental to the reputation and goodwill of HDI in the Products (as reasonably instructed by HDI). TTE shall not use any Trademarks in relation to products other than the Products.

    22.6 TTE shall as requested by HDI cooperate and take all steps necessary in joining with or assisting HDI in the filing of any application for registered user in Singapore or recording HDI as a registered user of the Trademarks (where registered).

23. INFRINGMENT OF TRADEMARKS AND OTHER PROPRIETARY RIGHTS

    23.1 TTE shall immediately notify HDI of any actual, threatened or suspected infringement or improper, wrongful or unauthorized use of any Proprietary Rights (including Technology) or any Trademarks or any challenge to the validity of any Proprietary Rights (including Technology) or Trademarks or HDI's ownership of the same or any claim that the development or manufacture of the Products infringes any rights of any other person. TTE shall provide HDI with full particulars of each such matter. Without limitation, TTE agrees to notify HDI immediately of all applications for registration and registrations of words or marks the same as or similar to any Trademarks which come to its attention.

    23.2 TTE shall promptly take at the request of HDI (at the expense of TTE) or in cases which HDI deems appropriate, all relevant steps or procure that all steps are taken to protect the Proprietary Rights or Trademarks against third party infringment or improper, wrongful or unauthorized use of Proprietary Rights or Trademarks and to maintain the validity and enforceability of all Proprietary Rights and Trademarks or to defend the Proprietary Rights and Trademarks, including the institution of legal proceedings. Provided that HDI may take, at its option, conduct of such proceedings. Nothing herein shall oblige HDI to take any legal proceedings.

24. RELATIONSHIP OF PARTIES

    24.1 TTE shall operate as an independent contractor and not as an agent, partner, or employee of HDI. TTE has no express or implied authorization to incur any obligation or in any manner otherwise make any commitments on behalf of HDI. TTE shall employ its own personnel and shall be responsible for them and their acts and in no way shall HDI be liable to TTE, its employees or third parties for any losses, injuries, damages or the like occasioned by TTE's activities in connection with this Agreement, except as expressly provided herein.

    24.2 HDI shall operate as an independent customer of TTE, and not as an agent, partner, or employee of TTE. HDI has no express or implied authorization to incur any obligation or in any manner otherwise make any commitments on behalf of TTE. HDI shall employ its own personnel and shall be responsible for them and their acts and in no way shall TTE be liable to HDI, its employees or third parties for any losses, injuries, damages or the like occasioned by HDI's activities in connection with this Agreement, except as expressly provided herein.

25. TERMINATION

    25.1 HDI may terminate this Agreement by giving not less than * written notice to TTE such notice to expire at the end of the original term or any extended term. In the event of termination by HDI, HDI shall pay TTE for all Products complying with and delivered in accordance with this Agreement up to the effective date of termination. HDI will accept financial liability for all components purchased or ordered by TTE in line with lead times relevant at the time to meet HDI's approved forecast provided TTE has made every reasonable effort to mitigate such expense by cancellation of outstanding orders not needed to fulfill purchase orders and utilization of components in other products or otherwise.

    25.2 TTE may terminate this Agreement upon giving not less than * written notice to HDI such notice to expire at the end of the original term or any extended term. In the event of notice of termination being given by TTE, TTE shall accept all orders up to the approved forecast at the time of termination and shall further ensure monthly capacity (of at least the level indicated for the final month of the forecast supplied under Paragraph 6) is available and shall accept orders at least up to that level for any notice period not covered by the forecast.

    25.3 HDI may terminate this Agreement without prior notice if:

         25.3.1 TTE is in default of any of its obligations under this Agreement and TTE fails to remedy such default within thirty (30) days of receiving written notice from HDI to remedy the default.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

         25.3.2 TTE elects to close or dissolve its operation or is wound up and dissolved, becomes insolvent, or repeatedly fails to pay its debts as they become due, makes an assignment for the benefit of its creditors, files a voluntary petition in bankruptcy or for reorganization or is adjucated as bankrupt or insolvent, or has a liquidator or trustee appointed over its affairs and such appointment shall not have been terminated and discharged within thirty (30) days thereof.

         25.3.3 A receiver, judicial manager or similar officer is appointed in respect of any part of TTE's assets.

26. EFFECT OF TERMINATION

    26.1 Upon termination of this Agreement, TTE shall:

         (a) immediately (but no later than fourteen (14) days subsequent to the date of termination of this Agreement or the fulfillment of the last Purchase Order, if any) cease using the Technology and any other Proprietary Information in any way whatsoever, and also cease development or manufacturing (as the case may be) all Products, Improvements and new designs;

         (b) immediately (but no later than fourteen (14) days subsequent to the date of termination of this Agreement or the fulfillment of the last Purchase Order, if any) destroy or (as instructed by
               HDI) otherwise dispose of any Products, Improvements and new designs (including all samples and consigned merchandise); or if HDI so chooses, it may purchase all or any Products then remaining in the possession or control of TTE at the invoice value therefore paid by TTE (less any deductions for damage, length of storage or other factors quantified in accordance with HDI's usual practice); completion of the sale shall occur at the date and upon terms and conditions specified by HDI;

         (c) immediately (but no later than fourteen (14) days subsequent to the date of termination of this Agreement or the fulfillment of the last Purchase Order, if any) sell to HDI (at HDI's option) any raw materials purchase by TTE and unutilized on hand as at the effective date of termination of this Agreement, at the invoice value therefore paid by TTE (less any deductions for damage, length of storage or other factors quantified in accordance with HDI's usual practice); completion of the sale shall occur at the date and upon such other terms and conditions specified by HDI;

         (d) immediately (but no later than fourteen (14) days subsequent to the date of termination of this Agreement or the fulfillment of the last Purchase Order, if any), return, forward or transfer to HDI (at TTE's cost) all Proprietary Information (including reproductions, notes, summaries and similar documents or literature related to the Technology), and notes, summaries, price books, dealer manuals, data, promotional and advertising materials, sales aids, display drawings, brochures, and any other materials with any references to the Trademarks, which may be in TTE's possession of control;

         (e) immediately (but no later than fourteen (14) days subsequent to the date of termination of this Agreement or the fulfillment of the last Purchase Order, if any) cease using all Trademarks; and

         (f) immediately (but no later than fourteen (14) days subsequent to the date of termination of this Agreement or the fulfillment of the last Purchase Order, if any) surrender to HDI all certificates and notifications of Product registrations with any governmental department or agency procured in connection with this Agreement or the Products, and all applications filed and correspondence in connection with such registrations; TTE shall immediately upon request by HDI (and no later than fourteen (14) days following such request) execute all documents, and effect all acts including notifications or deregistrations with any government department or agency required or expedient to (i) reflect that TTE is no longer associated with or has rights to develop or manufacture the Products or (as applicable) the materials, and that HDI or other person (including a company) is the owner or beneficiary of such registration or registrant of the Products; and (ii) reflect that TTE is no longer the owner of or beneficially entitled to Product registrations, or the registrant as regards any registrations or notifications or similar procedures made or effected concerning the Products or materials; and (iii) terminate or transfer (as requested by HDI) any registrations or other interests as regards the manufacture of the Products, to HDI or such other person (including a company) designated by HDI.

    26.2 HDI may (at its sole discretion) permit or direct (subject to compliance and observance by TTE of the terms of, and all obligations imposed by, this Agreement as though this Agreement had not been terminated and subject to the payment of all invoices for materials or otherwise immediately upon request and subject to HDI obtaining such security or guarantee of performance by TTE as HDI considers appropriate in the circumstance) TTE to manufacture the Products only as to the Purchase Orders for Products received and accepted by TTE to the date of notice of termination or expiry of this Agreement.

    26.3 Termination of this Agreement shall be without prejudice to the right of any party in relation to a default by a Party under this Agreement, or in relation to any other obligations surviving termination of this Agreement, including full payment of any payments due under this Agreement.

    26.4 Any amounts spent by TTE are spent with the knowledge that this Agreement may be terminated in accordance with its terms. TTE waives any claim against or liability of HDI with respect to TTE's investment, amounts spent for advertising or hiring or otherwise in anticipation of continuation of this Agreement. Any statement to the contrary by an agent or employee of HDI is strictly unauthorized and shall not be binding upon HDI. Each of the Parties hereby specifically disclaim any rights to compensation whatsoever (including special, consequential or incidental damages) as a result of any termination effected in accordance with this Agreement (without prejudice to clause 26.3).

27. INSURANCE

    27.1 TTE shall, at its own expense, keep itself insured in an appropriate amount against any third-party claims which may be brought against it, including without limitation, any claim in respect to a third person as a result of the use of any Products, and shall effect such insurance under a valid and enforceable policy issued by an insurer of recognized responsibility. TTE shall deliver a copy of all such policies to HDI together with a copy of each receipt issued from time to time by the insurer with respect of the payment of premium thereon if HDI requests.

    27.2 HDI shall, at its own expense, keep itself insured in an appropriate amount against any third-party claims which may be brought against it, including without limitation, any claim in respect to a third person as a result of the use of any Products, and shall effect such insurance under a valid and enforceable policy issued by an insurer of recognized responsibility. HDI shall deliver a copy of all such policies to TTE together with a copy of each receipt issued from time to time by the insurer with respect of the payment of premium thereon if TTE requests.

28. ADDRESSES, CONTACTS AND MEETINGS

    28.1 Any notice to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered to the party concerned or, if sent, by prepaid post, facsimile or other agreed electronic means of communication to such party's address as shown in clauses 28.2 and 28.3.

    28.2 All notices and communications from TTE to HDI, unless notified otherwise, shall be addressed to:

         Hello Direct, Inc.
         5893 Rue Ferrari
         San Jose, California 95138-1858
         United States Of America
         Attention:  Donald Chiang
         Tel: 408-363-2008
         Fax: 408-363-2020

    28.3 All notices and communications from HDI to TTE unless notified otherwise shall be addressed to:

         Transtech Electronics (S) Pte Ltd.
         7, International Business Park
         Jurong East
         Singapore 609919
         Attention:  Benny Ong or Quek Tiang Yew
         Tel: 65-564-2168
         Fax: 65-561-4280


    28.4 The parties hereby agree to hold meetings at the request of either party to discuss topics relevant to this Agreement. The frequency and the location will be agreed from time to time. Meetings may, if deemed appropriate by both parties, be held by means of conference telephone or other similar communications equipment by means of which all parties participating in the meetings can hear each other without being in the physical presence of each other.

29.    WAIVER

        The failure on the part of either party hereto to exercise or enforce any right conferred upon it under this Agreement shall not be a waiver of any such right nor operate to bar the exercise or enforcement thereof at any time thereafter.

30. NON-ASSIGNMENT

        Each of the Parties shall not, save as otherwise expressly provided in this Agreement, transfer, assign, license, charge, contract, sub-license, sub-contract, or in any way dispose of rights, obligations, or liabilities or other interests under this Agreement, or appoint any sub-contractor, sub-distributor, dealer or agent, by operation of law or otherwise, without the other Parties' prior written consent.

31. ARBITRATION

    31.1 All disputes, controversies or differences which may arise between the parties out of or in relation to or in connection with this Agreement which cannot be satisfactorily resolved by the parties themselves shall be finally settled by arbitration under the rules of conciliation and arbitration of the International Chamber of Conference by which each party hereto is bound.

    31.2 If HDI seeks resolution by arbitration, the arbitration shall be held in Singapore and one arbitrator, who shall be a qualified arbitrator and engineer with experience in the electronic industry in Singapore shall be nominated by mutual agreement. If the parties cannot agree on an arbitrator, the President of the Singapore International Arbitration Centre shall make a nomination at HDI's request and his nomination shall be final and binding. If TTE seeks resolution by arbitration, the arbitration shall be held in San Jose, CA., U.S.A and one arbitrator, who shall be a qualified arbitrator and engineer with experience in the electronic industry in the USA shall be nominated by mutual agreement. If the parties cannot agree on an arbitrator, the American Arbitration Association shall make a nomination at TTE's request and their nomination shall be final and binding. All arbitration shall be performed in English and when finalized shall be binding on both parties.

32. PATENT AND COPYRIGHT INDEMNITY

    32.1 HDI warrants that it owns or is entitled to exercise all rights for all purposes in the Products and will protect, indemnify and hold TTE harmless from all costs, damages, expenses, claims and other liabilities as a result of or arising out of any claims by third parties that the Products infringe third parties' intellectual property rights, unless such infringement is the result of any of TTE's patented technology incorporated in the product.

    32.2 HDI reserves the right to defend, at its own expense, any suit brought against HDI insofar as based upon a claim that the Products infringe any intellectual property right and shall indemnify TTE against any final award of damages and cost in such suit. This indemnity is conditional upon TTE giving HDI notice within seven (7) days in writing of any suit for infringement, authority as described above to settle or conduct the defence thereof and full assistance and cooperation in said defence. No cost or expense shall be incurred on HDI's behalf without HDI's prior written consent and no admission shall be made by TTE of liability.

33. INDEMNIFICATION

    33.1 TTE shall indemnify and hold HDI harmless from any and all liability or expense herewith, including attorneys' fees, resulting from damage to property or from injuries or death to all persons arising from any occurrence caused by any negligent act or omission to act on the part of TTE. TTE shall at its expense defend any suit, or other proceedings brought against HDI on account such negligent act or omission act, and shall pay all expenses and satisfy all judgements which may be incurred or rendered against them in connection therewith.

    33.2 HDI shall indemnify and hold TTE harmless from any and all liability or expense herewith, including attorneys' fees, resulting from damage to property or from injuries or death to all persons arising from any occurrence caused by any negligent act or omission to act on the part of HDI. HDI shall at its expense defend any suit, or other proceedings brought against TTE on account such negligent act or omission act, and shall pay all expenses and satisfy all judgements which may be incurred or rendered against them in connection therewith.

34. FORCE MAJEURE

    34.1 If the performance of any of the obligations hereunder by either party is prevented or delayed by acts of civil or military authority (including governmental priorities), flood, fire, epidemic, war which prevention or delay cannot be averted by diligence on the part of the party affected, that party shall immediately notify the other party, and upon receipt of such notice shall be excused from further performance during the continuance of any such event; provided, however, that if such delay extends for more than thirty (30) calendar days, the other party at its discretion may terminate its obligations hereunder without liability to the extent that the affected party's performance has been prevented or delayed.

    34.2 Neither party shall be deemed to be in breach of this Agreement or otherwise be liable to the other, by reason of any delay in performance, or non-performance, of any of its obligations hereunder to the extent that such delay or non-performance is due to any Force Majeure of which it has notified the other party; and the time for performance of that obligation shall be extended accordingly.

    34.3 If the Force Majeure in question prevails for a continuous period in excess of *, the parties shall enter into good faith discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable.

35. SEVERABILITY

        The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other portion of this Agreement or the remaining portion of the applicable provision. If any provision of the Agreement or portion thereof is held invalid, then in good faith the parties shall negotiate and prepare and sign a document which amends this Agreement to comply with the applicable law, and accomplishes as nearly as possible the original intent of the provision or portion in question.

36. GOVERNING LAW

        This Agreement shall be subject to and be construed in accordance with the laws of the STATE OF CALIFORNIA, UNITED STATES OF AMERICA.

37. ENTIRETY OF AGREEMENT

        This Agreement constitutes the full understanding of the parties hereto as to the subject matter hereof. It supersedes all previous agreements, is a complete and exclusive statement of the terms of their agreements, and shall not be modified, rescinded or waived except in writing signed by duly authorized representatives of both parties hereto.

38. LANGUAGE

        During the performance of this Agreement, the language employed in all communications, including reports and provision of any and all data shall be English.

39. HEADINGS

        Headings in this Agreement are for convenience only and shall not affect its interpretation.

Signed for and on behalf of:           Signed for and on behalf of:

HELLO DIRECT, INC.                     TRANSTECH ELECTRONICS (S) PTE LTD



by  /s/Donald Chiang                   by /s/Quek Tiang Yew
   ---------------------------------     ---------------------------------
       Donald Chiang                      Quek Tiang Yew
       Procurement Manager                Director

Date:  May 16, 1997                  Date:  May 16, 1997
                                          --------------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   APPENDIX A

  This Appendix is attached to and is made a part of the Agreement entered into as of the 16th day of May, 1997 between Transtech Electronics (S) Pte Ltd.
(TTE) and Hello Direct, Inc. (HDI).

PRODUCTS DESCRIPTION

  Products are defined by the compliance specification given in and included as part of the top-level list which follows.

TOP LEVEL LIST          CATALOG NO.     PRODUCT NAME/DESCRIPTION            * COST
--------------          -----------     ------------------------            ------
  00-1741-02              1741        Office Rover (Cordless Headset)      US$*

  01-1742-02              1742        Office Rover, Base Unit              US$: (To be advised)

  01-1743-02              1743        Office Rover, Remote Unit            US$: (To be advised)

 * COST NOTES:
 ------------

1. The US$* Model 1741 Office Rover cost is effective for the first three
   (3) months of production after transfer.

2. TTE will initiate Value Engineering (VE) and Design for Everything (DFX) efforts (see Appendix B) to reduce the Office Rover product cost for a lower
   * cost, commencing with the fourth (4th) month production



HELLO DIRECT, INC.                     TRANSTECH ELECTRONICS (S) PTE LTD



by /s/Donald Chiang                    by /s/Quek Tiang Yew
  ---------------------------------      ---------------------------------
   Donald Chiang                          Quek Tiang Yew
   Procurement Manager                    Director

Date:  May 16, 1997                    Date:  May 16, 1997
                                             -----------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   APPENDIX B

  This Appendix is attached to and is made a part of the Agreement entered into as of the 16th day of May, 1997 between Transtech Electronics (S) Pte Ltd.
(TTE) and Hello Direct, Inc. (HDI).

PRODUCT TRANSFER PLAN
---------------------

TTE RESPONSIBILITIES:

1. Value Engineering (VE) and DFX review to identify areas of improvement, to include but not limited to ease of manufacturability, quality and reliability, cost reduction. TTE may use a sub-contractor to provide all or part of the VE and DFX review.

2. Purchasing and logistics management.

3. Industrial and Production Engineering to include, but not limited to capacity planning, line set-up and equipment procurement and planning.

4. Production

PROJECT SCHEDULE:


   1st Mass Production Start        70 to 84 calendar days
                                     (from transfer acceptance)

NON-RECURRING ENGINEERING (NRE) CHARGES


1. Fixture improvement and processing qualification:                            US$*

2. Additional materials at cost plus * (%), not to exceed:                      US$*
   (Copy invoices, receipts or other documentary evidence
    will be provided by TTE to HDI.)

3. Pilot/Test production units (cost each):                                     US$*
   (Maximum of * units, with * units to be sent to HDI and
    * units to be retained by TTE for reliability testing,
    "golden" reference units, etc.)

HELLO DIRECT, INC.                     TRANSTECH ELECTRONICS (S) PTE LTD

by /s/Donald Chiang                   by /s/Quek Tiang Yew
  ---------------------------------      ---------------------------------
  Donald Chiang                           Quek Tiang Yew
  Procurement Manager                     Director

Date:  May 16, 1997                    Date:  May 16, 1997
                                             -----------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]
                                   APPENDIX C
                          ENGINEERING CHANGE REQUEST                 ECR#
                                                                         ----
               DO NOT MAKE CHANGES WITHOUT PROPER AUTHORIZATION
--------------------------------------------------------------------------------
Products Affected                                               HDI ECR Number


Requested By                              Priority
Date of Request                           High [_]    Medium [_]   Low [_]
                                               ------        ------    ------
--------------------------------------------------------------------------------
Documents Affected / Revisions


--------------------------------------------------------------------------------
RELATED ECOs
--------------------------------------------------------------------------------
REASON FOR THE CHANGE



SEE ATTACHED [_]                                By
--------------------------------------------------------------------------------
Description of the Change to be made



Running Change? Yes [_] No [_]  TBD [_]
        Explain
Production Implementation Date
SEE ATTACHED [_] For additional information     By
--------------------------------------------------------------------------------
Impact of the Change/What the End User may notice



SEE ATTACHED [_]                                By
--------------------------------------------------------------------------------
                                   APPROVALS
--------------------------------------------------------------------------------
[_]     Engineering              Date        [_]  Quality                  Date
--------------------------------------------------------------------------------
[_]     Product Marketing        Date        [_]  Purchasing               Date
--------------------------------------------------------------------------------
[_]     Operations               Date
--------------------------------------------------------------------------------
[_]     Manufacturing Partner-1  Date        [_]  Manufacturing Partner-2  Date
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
When approved, this ECR becomes Engineering Change Order (ECO) Number ECO #
--------------------------------------------------------------------------------

[HELLO DIRECT LOGO]

                          ENGINEERING CHANGE REQUEST                 ECR#
                                                                         ----
               DO NOT MAKE CHANGES WITHOUT PROPER AUTHORIZATION
--------------------------------------------------------------------------------
Distribution Date:
Engr [_]  Quality [_]  Prod Mktg [_]  Oper [_]  QA Rep [_] Mrgr 1 [_] Mrgr 2 [_]
--------------------------------------------------------------------------------
Worksheet


Material Description of new parts

Costs & Lead Time

        New piece part

        Tooling

        Modification


Material Description of old parts

Inventory / Disposition

Unit Cost of old parts


SEE ATTACHED [_]                                By
--------------------------------------------------------------------------------

                                   APPENDIX D

  This Appendix is attached to and is made a part of the Agreement entered into as of the 16th day of May, 1997 between Transtech Electronics (S) Pte Ltd.
(TTE) and Hello Direct, Inc. (HDI).


QUALITY INSPECTION DEFECT DEFINITION FOR
MAJOR, MINOR, AND NOTICE                                                             MAJOR          MINOR             NOTICE
                                                                                     -----          -----             ------
1. Carton, gift box                                     wrong                          .
                                           incorrect printing                          .
                                      legible printing defect                                          .                .
                                                       broken                                          .                .
                          wrong/missing product or assemblies                          .

2. Operating Manual/Card                                wrong                          .
                                              printing defect                                          .                .

3. Printing  missing                                                                   .
                                                  wrong color                          .
                                                discoloration                                          .                .
                            printing defect greater than 2 mm                          .
                            printing defect greater than 1 mm                                          .
                                printing defect less than 1mm                                                           .

4. Function defective                                                                  .

5. Assembly error unit not assembled properly                                          .

6. Electrical Test Parameters  out of limits greater than 10%                          .
                                  out of limits less than 10%                                          .

7. Appearance defective                           wrong color                          .
                     discoloration greater than 2.5 (Delta E)                                          .
                        discoloration less than 2.5 (Delta E)                                                           .
                         contamination, cleaning not possible                          .
                             contamination, cleaning not easy                                          .
                    contamination, cleaning easy by dry cloth                                                           .



QUALITY INSPECTION DEFECT DEFINITION FOR
MAJOR, MINOR, AND NOTICE                                                         MAJOR           MINOR           NOTICE
                                                                                 -----           -----           ------
8. Screw                                        screw missing                      .
                                                  screw loose                                       .

9. Surface damage                           Visual inspection
           damage visible from distance of:

          Primary Surface                  greater than 30 cm                                       .
                                           greater than 20 cm                                                       .
          Secondary Surface                greater than 60 cm                                       .
                                           greater than 40 cm                                                       .

10. Plastic injection defective worse
    than approved golden sample
                                     prevents proper assembly                      .
                                                     cosmetic                                                       .

11. Foreign material inside unit, metal dimension: greater than 10 mm                               .
                                                    5 - 10 mm                                       .
                                               less than 5 mm                                                       .
                                                    non-metal                                       .

12. Safety of user                                                                 .


HELLO DIRECT, INC.                     TRANSTECH ELECTRONICS (S) PTE LTD



by /s/Donald Chiang                    by /s/ Quek Tiang Yew
  ----------------------------------     ----------------------------------
   Donald Chiang                          Quek Tiang Yew
   Procurement Manager                    Director

Date:  May 16, 1997                    Date:  May 16, 1997
                                             ------------------------------

                                   APPENDIX E

  This Appendix is attached to and is made a part of the Agreement entered into as of the 16th day of May, 1997 between Transtech Electronics (S) Pte Ltd.
(TTE) and Hello Direct, Inc. (HDI). This Appendix is amended this 17th day of June, 1997, and supercedes Appendix E dated the 16th of May, 1997.

TOOLS, JIGS AND FIXTURES

TOOLS:

          Tool No.          Description                                 Product
          --------          -----------                                 --------
          9501399N          Housing Front, Base Station                 Office Rover
          9501400N          Housing Rear, Base Station                  Office Rover
          9501402N          Housing Front and Housing Rear, Remote      Office Rover
          9501403N          Housing Front and Housing Rear,             Office Rover
                            Battery Pack
          9501411N          Button 2, 3, 4                              Office Rover
          95014112N         Cradle, Plate and Clip                      Office Rover
          9501414N          Light Pipe                                  Office Rover
          9600437N          Charger Plate, Pocket Pack                  Office Rover

          0250061           Charge Contact, Positive, Remote            Office Rover
          0250062           Charge Contact, Negative, Remote            Office Rover
          0250063           Charge Contact                              Office Rover

          43-0034-01        RF Shield, 0.20mm SPTE                      Office Rover
          43-0035-01        RF Shield, 0.20mm SPTE                      Office Rover

          N/A               Reset Actuation Lever                       Cordless 100LX

FIXTURES:

          Tool No.          Description                                 Product
          --------          -----------                                 --------

          58-0011-01        Base RF Test & Tune Fixture*                Office Rover
          58-0012-01        Switch Box: Base RF Test & Tune Fixture*    Office Rover
          58-0013-01        Base RF Test & Tune Fixture#                Office Rover
          58-0014-01        Switch Box: Base RF Test & Tune Fixture#    Office Rover
          58-0015-01        Remote RF Test & Tune Fixture*              Office Rover
          58-0016-01        Switch Box: Remote RF Test & Tune Fixture*  Office Rover
          58-0017-01        Remote RF Test & Tune Fixture#              Office Rover
          58-0018-01        Switch Box: Remote RF Test & Tune Fixture#  Office Rover
          58-0019-01        I/O PCB Test & Tune Fixture                 Office Rover
          58-0020-01        Switch Box: I/O PCB Test & Tune Fixture     Office Rover
          58-0021-01        Bottom Plate Heat Stake Fixture             Office Rover



FIXTURES (CONTINUED):


          Tool No.          Description                                 Product
          --------          -----------                                 --------
          58-0022-01        Base Cradle Heat Stake Fixture              Office Rover
          58-0023-01        Auxiliary Contact Plate Heat Stake Fixture  Office Rover
          58-0024-01        Remote Belt Clip Insert Press Fit Fixture   Office Rover
          58-0025-01        Base Final Test Fixture                     Office Rover
          58-0026-01        Remote Final Test Fixture                   Office Rover
          58-0027-01        Paired Base & Remote Final Test Fixture     Office Rover
          ----------        Base Antenna Assembly Holder                Office Rover

          01-1646-01        Cordless 100 Busy Indicator                 Office Rover
                                                                        and Cordless 100
                                                                        Headset

          Fixture Note:
          * Refers to product or assembly test function without RF Shield Can installed
          # Refers to product or assembly test function with RF Shield Can installed





HELLO DIRECT, INC.                     TRANSTECH ELECTRONICS (S) PTE LTD



by /s/Donald Chiang                    by /s/ Quek Tiang Yew
  ----------------------------------     ----------------------------------
   Donald Chiang                          Quek Tiang Yew
   Procurement Manager                    Director

Date:  May 16, 1997                    Date: 23/6/97
                                             ------------------------------

                                   APPENDIX E

  This Appendix is attached to and is made a part of the Agreement entered into as of the 16th day of May, 1997 between Transtech Electronics (S) Pte Ltd.
(TTE) and Hello Direct, Inc. (HDI).

TOOLS, JIGS AND FIXTURES

TOOLS:

          Tool No.          Description                                 Product
          --------          -----------                                 --------


          9501399N          Housing Front, Base Station                 Office Rover
          9501400N          Housing Rear, Base Station                  Office Rover
          9501402N          Housing Front and Housing Rear, Remote      Office Rover
          9501403N          Housing Front and Housing Rear,             Office Rover
                            Battery Pack
          9501411N          Button 2, 3, 4                              Office Rover
          95014112N         Cradle, Plate and Clip                      Office Rover
          9501414N          Light Pipe                                  Office Rover
          9600437N          Charger Plate, Pocket Pack                  Office Rover

          0250061           Charge Contact, Positive, Remote            Office Rover
          0250062           Charge Contact, Negative, Remote            Office Rover
          0250063           Charge Contact                              Office Rover

          43-0034-01        RF Shield, 0.20mm SPTE                      Office Rover
          43-0035-01        RF Shield, 0.20mm SPTE                      Office Rover

          N/A               Reset Actuation Lever                       Cordless 100LX

FIXTURES:

          Tool No.          Description                                 Product
          --------          -----------                                 --------


          58-0011-01        Base RF Test & Tune Fixture*                Office Rover
          58-0012-01        Switch Box: Base RF Test & Tune Fixture*    Office Rover
          58-0013-01        Base RF Test & Tune Fixture#                Office Rover
          58-0014-01        Switch Box: Base RF Test & Tune Fixture#    Office Rover
          58-0015-01        Remote RF Test & Tune Fixture*              Office Rover
          58-0016-01        Switch Box: Remote RF Test & Tune Fixture*  Office Rover
          58-0017-01        Remote RF Test & Tune Fixture#              Office Rover
          58-0018-01        Switch Box: Remote RF Test & Tune Fixture#  Office Rover
          58-0019-01        I/O PCB Test & Tune Fixture                 Office Rover
          58-0020-01        Switch Box: I/O PCB Test & Tune Fixture     Office Rover
          58-0021-01        Bottom Plate Heat Stake Fixture             Office Rover



                        FIXTURES (CONTINUED):

          Tool No.          Description                                 Product
          --------          -----------                                 --------
          58-0022-01        Base Cradle Heat Stake Fixture              Office Rover
          58-0023-01        Auxiliary Contact Plate Heat Stake Fixture  Office Rover
          58-0024-01        Remote Belt Clip Insert Press Fit Fixture   Office Rover
          58-0025-01        Base Final Test Fixture                     Office Rover
          58-0026-01        Remote Final Test Fixture                   Office Rover
          58-0027-01        Paired Base & Remote Final Test Fixture     Office Rover

          Fixture Note:
          * Refers to product or assembly test function without RF Shield Can installed

          # Refers to product or assembly test function with RF Shield Can installed




HELLO DIRECT, INC.                     TRANSTECH ELECTRONICS (S) PTE LTD



by /s/Donald Chiang                    by /s/ Quek Tiang Yew
  ----------------------------------     ----------------------------------
   Donald Chiang                          Quek Tiang Yew
   Procurement Manager                    Director

Date:  May 16, 1997                    Date: 16-May-1997
                                             ------------------------------

                                 SPECIFICATIONS

                            (ON FOLLOWING PAGES FOR)

                           HELLO DIRECT OFFICE ROVER

                                      FOR

                     AGREEMENT 0096-97, DATED MAY 16, 1997

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

--------------------------------------------------------------------------------
REV   ECO   DESCRIPTION                                DRAFT  APPD   DATE
--------------------------------------------------------------------------------
07    none  Final changes and release to Sinoca.       WDC    EKM   9/16/96
--------------------------------------------------------------------------------
08    084  *                                           AMPk
--------------------------------------------------------------------------------


                                  OFFICE ROVER
                                                            [HELLO DIRECT LOGO]
                                BASE RF PCB ASSY                PROPRIETARY

                                 TEST PROCEDURE



                            PROPRIETARY INFORMATION


The information contained in this document is the exclusive property of Hello Direct Inc. and should not be disclosed to any third party without the written consent of Hello Direct Inc.



PREPARED BY :                      W. D. CROOK                  3/29/96

--------------------------------------------------------------------------------
APPROVALS REQUIRED [X]
--------------------------------------------------------------------------------
[X] ENGINEERING         DATE            [_] OPERATIONS                  DATE
    /s/ ERIC MAXON      12-3-96
--------------------------------------------------------------------------------
[_] MARKETING           DATE            [_] QUALITY                     DATE

--------------------------------------------------------------------------------
[_] PURCHASING          DATE            [X] DOCUMENTATION               DATE
                                            /s/ ANNA MARIE KIRKHAM      12/2/96
--------------------------------------------------------------------------------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

1. SCOPE                                           3
   -----

2. REFERENCES                                      3
   ----------

3. REQUIREMENTS                                    3
   ------------

4. TEST PREPARATION                                3
   ----------------

5. VCO ALIGNMENT                                   4
   -------------

6. TRANSMITTER TESTS                               5
   -----------------

7. RECEIVER TESTS                                  6
   --------------

8. POST SHIELD INSTALLATION TESTS                  7
   ------------------------------

9. TEST DATA SHEET - OFFICE ROVER BASE RF UNIT    12
   -------------------------------------------

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE


1. SCOPE
-- -------

   1.1 This document defines the board level tests to be performed on the OfficeRover Base RF Unit Transceiver.

2. REFERENCES
-- ----------


   2.1    16-0017-00            Schematic, CT1 Base RF Unit
          -- ---- --

   2.2    __-____-__            PCB Assembly Drawing, CT1 Base RF Unit

   2.3    13-0022-01            PCB Assembly, CT1 Base RF Unit
          -- ---- --

   2.4    60-0018-00            Office Rover Compliance Specification
          -- ---- --

3. REQUIREMENTS
-- ------------

   3.1 All test equipment used to perform the bench level testing shall have evidence of current calibration. Equipment not requiring calibration shall be so labeled.

   3.2 The following list of equipment is necessary to perform the board level testing. In the event that one of the pieces of equipment listed is unavailable, an equivalent test instrument may be substituted.

        *      *                            *

        *      *                            *

        *      *                            *

        *      *                            *

        *      *                            *

        *      *                            *

        *      *                            *

4. TEST PREPARATION
-- ----------------

   4.1 To assure accurate frequency and power measurements, apply AC power to the test equipment and allow the RF Communications Test Set and Power Meter to warm up for a minimum of 30 minutes before making any measurements.

   4.2  *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

   4.3  *      *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   4.4  *

        *      *

        *      *

        *      *

        *      *

        *      *

   4.5  *

   4.6  *

   4.7  *

   4.8  *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

   4.9  *

5. VCO ALIGNMENT
-- -------------

   5.1  *

   5.2  *

        *

   5.3  *

   5.4  *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   5.5  *

        *

   5.6  *

   5.7  *

   5.8  *

        *

6. TRANSMITTER TESTS
-- -----------------

   6.1  *

   6.2  *

        *

   6.3  *

   6.4  *

   6.5  *

   6.6  *

   6.7  *

        *

   6.8  *

   6.9  *

   6.10 *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   6.11 *

   6.12 *

   6.13 *

   6.14 *

   6.15 *

   6.16 *

   6.17 *

   6.18 *

        *

7. RECEIVER TESTS
-- --------------

   7.1  *

   7.2  *

        *

   7.3  *

   7.4  *

   7.5  *

        *

   7.6  *

   7.7  *

   7.8  *

        *

   7.9  *

        *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   7.10 *

   7.11 *

   7.12 *

        *

   7.13 *

   7.14 *

   7.15 *

   7.16 *

   7.17 *

   7.18 *

8. POST SHIELD INSTALLATION TESTS
-- ------------------------------
   8.1  *

   8.2  *

   8.3  *

        *

   8.4  *

   8.5  *

   8.6  *

   8.7  *

        *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   8.8  *

   8.9  *

   8.10 *

   8.11 *

   8.12 *

        *

   8.13 *

   8.14 *

        *

   8.15 *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE





                                       *




                                    FIGURE 1
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE




                                       *




                                    FIGURE 2
                                    --------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE




                                       *





                                    FIGURE 3
                                    --------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

9. TEST DATA SHEET - OFFICE ROVER BASE RF UNIT
-- -------------------------------------------

DATE:    _____   TESTED BY:    _____

UUT SN:  _____


5.2   ____   *

5.5   ____   *

5.8   ____   *

6.6   ____   *

6.7   ____   *

6.8   ____   *

6.12  ____   *

6.16  ____   *

6.19  ____   *

7.8   ____   *

7.10  ____   *

7.12  ____   *

7.14  ____   *

7.15  ____   *

7.17  ____   *

7.18  ____   *

8.7   ____   *

8.9   ____   *

8.10  ____   *

8.15  ____   *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

--------------------------------------------------------------------------------
REV ECO   DESCRIPTION                               DRAFT  APPD   DATE
--------------------------------------------------------------------------------
07  none  Final changes and release to Sinoca       WDC    EKM   9/16/96
--------------------------------------------------------------------------------
08  084   *
          *                                         AMPk
--------------------------------------------------------------------------------



                                  OFFICE ROVER
                                                             [HELLO DIRECT LOGO]
                                REMOTE PCB ASSY                   PROPRIETARY

                                 TEST PROCEDURE


                            PROPRIETARY INFORMATION

The information contained in this document is the exclusive property of Hello Direct Inc. and should not be disclosed to any third party without the written consent of Hello Direct Inc.


PREPARED BY :                       W. D. CROOK                  3/28/96
--------------------------------------------------------------------------------
APPROVALS REQUIRED [X]
--------------------------------------------------------------------------------
[X] ENGINEERING                 DATE      [_]   OPERATIONS              DATE
    /s/ERIC MAXON             12-5-96
--------------------------------------------------------------------------------
[_] MARKETING                   DATE      [_]   QUALITY                 DATE

--------------------------------------------------------------------------------
[_] PURCHASING                  DATE      [X]   DOCUMENTATION           DATE
                                                /s/ANNA MARIE KIRKHAM 12/2/96
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

1. SCOPE
   -----
   This document defines the board level tests to be performed on the OfficeRover Remote Unit Transceiver.

2. REFERENCES
-- ----------
   2.1    16-0019-00             Schematic, CT1 Remote Unit
          -- ---- --

   2.2      -    -               PCB Assembly, CT1 Remote Unit
          -- ---- --

   2.3    13-0023-01             BOM, CT1 Remote Unit
          -- ---- --

   2.4    60-0018-00             Office Rover Compliance Specification
          -- ---- --


3. REQUIREMENTS
-- ------------


   3.1 All test equipment used to perform the board level testing shall have evidence of current calibration. Equipment not requiring calibration shall be so labeled.

   3.2 The following list of equipment is necessary to perform the board level testing. In the event that one of the pieces of equipment listed is unavailable, an equivalent test instrument may be substituted. *

        *      *                            *

        *      *                            *

        *      *                            *

        *      *                            *

        *      *                            *

        *      *

4. TEST PREPARATION
-- ----------------

   4.1 To assure accurate frequency and power measurements, apply AC power to the test equipment and allow the RF Communications Test Set and Power Meter to warm up for a minimum of 30 minutes before making any measurements.

   4.2  *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

   4.3  *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   4.4  *

        *      *

        *      *

        *      *

        *      *

        *      *

   4.5  *

   4.6  *

   4.7  *

   4.8  *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

        *      *

   4.9  *

5. VCO ALIGNMENT
-- -------------

   5.1  *

   5.2  *

   5.3  *

   5.4  *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   5.5                                 *

   5.6                                 *

   5.7                                 *

   5.8                                 *

6. TRANSMITTER TESTS
-- -----------------
   6.1                                 *

   6.2                                 *

   6.3                                 *

   6.4                                 *

   6.5                                 *

   6.6                                 *

   6.7                                 *

   6.8                                 *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE


   6.9   *

   6.10  *

   6.11  *

   6.12  *

   6.13  *

   6.14  *

   6.15  *

   6.16  *

   6.17  *

   6.18  *

   6.19  *

   6.20  *

7. RECEIVER TESTS
-- --------------
   7.1   *

   7.2   *

   7.3   *

   7.4   *

   7.5   *

   7.6   *

   7.7   *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   7.8     *
   7.9     *
   7.10    *
   7.11    *
   7.12    *
   7.13    *
   7.14    *
   7.15    *
   7.16    *
   7.17    *
   7.18    *
   7.19    *
   7.20    *
   7.21    *
   7.22    *
   7.23    *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   7.24 *
   7.25 *


8. POST SHIELD INSTALLATION TESTS
-- ------------------------------

   8.1  *
   8.2  *
   8.3  *
   8.4  *
   8.5  *
   8.6  *
   8.7  *
   8.8  *
   8.9  *
   8.10 *
   8.11 *
   8.12 *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   8.13  *
   8.14  *
   8.15  *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE





                                       *









                                    FIGURE 1
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE





                                       *






                                    FIGURE 2
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE






                                       *






                                    FIGURE 3
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE


9. TEST DATA SHEET - OFFICE ROVER REMOTE UNIT
-- ------------------------------------------

DATE:       ______                      TESTED BY:    _______


UUT SN:     ______

5.2   ____   *
5.5   ____   *
5.8   ____   *
6.6   ____   *
6.7   ____   *
6.8   ____   *
6.9   ____   *
6.10  ____   *
6.13  ____   *
6.17  ____   *
6.20  ____   *
7.8   ____   *
7.10  ____   *
7.12  ____   *
7.14  ____   *
7.15  ____   *
7.17  ____   *
7.18  ____   *
7.20  ____   *          __   %


      ____              __   %


      ____              __   %

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE


10. TEST DATA SHEET - OFFICE ROVER REMOTE UNIT
--- ------------------------------------------

DATE:          __________                          TESTED BY:  __________

UUT SN:        __________

7.20  ____   *       __ %
      ____   *       __ %
      ____   *       __ %
7.24  ____   *
7.25  ____   *
8.7   ____   *
8.9   ____   *
8.10  ____   *
8.15  ____   *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE

--------------------------------------------------------------------------------
REV  ECO      DESCRIPTION                           DRAFT   APPD     DATE
--------------------------------------------------------------------------------
07   none     Final changes and release to Sinoca   WDC              9/16/96
--------------------------------------------------------------------------------


                                 OFFICE ROVER

                               BASE I/O PCB ASSY             [HELLO DIRECT LOGO]
                                                                  PROPRIETARY
                                TEST PROCEDURE



                            PROPRIETARY INFORMATION

The information contained in this document is the exclusive property of Hello Direct Inc. and should not be disclosed to any third party without the written consent of Hello Direct Inc.

PREPARED BY :                   W. D. CROOK                           4/8/96
--------------------------------------------------------------------------------
APPROVALS REQUIRED [X]
--------------------------------------------------------------------------------
 [X] ENGINEERING                DATE  [_] OPERATIONS                    DATE
     /s/ERIC MAXON           9/19/96
--------------------------------------------------------------------------------
 [_] MARKETING                  DATE  [_] QUALITY                       DATE

--------------------------------------------------------------------------------
 [_] PURCHASING                 DATE  [X] DOCUMENTATION                 DATE

--------------------------------------------------------------------------------

[HELLO DIRECT LOGO]

                                TEST PROCEDURE

[HELLO DIRECT LOGO]

                                TEST PROCEDURE


1. SCOPE
-- -----
   This document defines the board level tests to be performed on the OfficeRover I/O board.

2. REFERENCES
-- ----------
    2.1    16-0018-00             Schematic, CT1 Base I/O Unit

    2.2    __-____-__             PCB Assembly Drawing, CT1 Base I/O Unit

    2.3    13-0022-01             PCB Assembly, CT1 Base I/O Unit

    2.4    60-0018-00             Office Rover Compliance Specification


3. REQUIREMENTS
-- ------------
   3.1 All test equipment used to perform the board level testing shall have evidence of current calibration. Equipment not requiring calibration shall be so labeled.

   3.2 The following list of equipment is necessary to perform the board level testing. In the event that one of the pieces of equipment listed is unavailable, an equivalent test instrument may be substituted.

        3.2.1  *
        3.2.2  *
        3.2.3  *
        3.2.4  *
        3.2.5  *

4. TEST PREPARATION
-- ----------------

   4.1 To assure accurate audio measurements, apply AC power to the test equipment and allow the scope and function generator to warm up for a minimum of 30 minutes before making any measurements.

   4.2  *
   4.3  *
   4.4  *
   4.5  *


5. POWER SUPPLY TESTS
-- ------------------
   5.1  *
   5.2  *
   5.3  *
   5.4  *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TEST PROCEDURE

   5.5  *


6. AUDIO BUFFER TESTS
-- ------------------
   6.1  *
   6.2  *
   6.3  *
   6.4  *
   6.5  *
   6.6  *
   6.7  *
   6.8  *
   6.9  *
   6.10 *
   6.11 *
   6.12 *
   6.13 *

7. BATTERY CHARGER TESTS
-- ---------------------
   7.1  *
   7.2  *
   7.3  *
   7.4  *
   7.5  *
   7.6  *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TEST PROCEDURE
8. RINGDET, OFFHOOK, DATA TESTS
-- ----------------------------
   8.1  *
   8.2  *
   8.3  *
   8.4  *
   8.5  *
   8.6  *
   8.7  *
   8.8  *
   8.9  *
   8.10 *

9. AUDIO SLIDE POT TEST
-- --------------------
   9.1  *
   9.2  *
   9.3  *
   9.4  *
   9.5  *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE





                                       *











                                    FIGURE 1
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE







                                       *













                                   Figure 2

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE








                                       *








                                    FIGURE 3
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE







                                       *














                                    FIGURE 4
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE







                                       *













                                    FIGURE 5
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE







                                       *














                                    FIGURE 6
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE









                                       *










                                    FIGURE 7
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE










                                       *










                                    FIGURE 8
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[HELLO DIRECT LOGO]

                                TEST PROCEDURE










                                       *













                                    FIGURE 9
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TEST PROCEDURE

10. TEST DATA SHEET - OFFICE ROVER I/O UNIT
--- ---------------------------------------

DATE:    ____                                                TESTED BY:  __

UUT SN:  ____


5.2   ____   *
5.3   ____   *
5.4   ____   *
5.5   ____   *
6.4   ____   *
6.6   ____   *
6.8   ____   *
6.11  ____   *
6.13  ____   *
7.2   ____   *         _________     *         _________   *
7.3   ____   *         _________     *         _________   *
7.5   ____   *         _________     *
7.6   ____   *         _________     *
8.4   ____   *    _______ *      _________   *
8.7   ____   *    _______ *      _________   *
8.10  ____   *    _______ *      _________   *
9.4   ____   *
9.5   ____   *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE
--------------------------------------------------------------------------------
REV    ECO   DESCRIPTION                                   DRAFT  APPD    DATE
--------------------------------------------------------------------------------
01     none  CREATE                                        WDC    WDC    7/2/96
--------------------------------------------------------------------------------
02     none  Modified to eliminate the RMS*SQRT2 detector  WDC    WDC   7/15/96
--------------------------------------------------------------------------------
03     none  Final changes and release to Sinoca           WDC    EKM   9/16/96
--------------------------------------------------------------------------------
04     084   *                                             AMPk   EKM    12//96
--------------------------------------------------------------------------------
05     089  Replace all "talk" with "ON/OFF"               JN
--------------------------------------------------------------------------------


                              OFFICE ROVER REMOTE

                             FINAL TEST PROCEDURE
                                                         [HELLO DIRECT LOGO]
                                  ITEM #1743                 PROPRIETARY


                            PROPRIETARY INFORMATION

The information contained in this document is the exclusive property of Hello Direct Inc. and should not be disclosed to any third party without the written consent of Hello Direct Inc.


PREPARED BY :                     W. D. CROOK                   7/2/96
--------------------------------------------------------------------------------
APPROVALS REQUIRED [X]
--------------------------------------------------------------------------------
[X]  ENGINEERING        DATE            [_] OPERATIONS              DATE
     /s/ERIC MAXON     5-Dec-96
--------------------------------------------------------------------------------
[_]  MARKETING          DATE            [_] QUALITY                 DATE

--------------------------------------------------------------------------------
[_]  PURCHASING         DATE            [X] DOCUMENTATION           DATE
                                            /s/ANNA MARIE KIRKAM   5-Dec-96
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

1. SCOPE
-- -----
   This document defines the final level tests to be performed on the Office Rover Remote Unit Transceiver.

2. REFERENCES
-- ----------
   2.1    16-0019-00  Schematic, CT1 Remote Unit

   2.2    __-____-__  PCB Assembly Drawing, CT1 Remote Unit

   2.3    13-0023-01  PCB Assy, CT1 Remote Unit

   2.4    60-0018-00  Office Rover Compliance Specification


3. REQUIREMENTS
-- ------------
   3.1 All test equipment used to perform the final level testing shall have evidence of current calibration. Equipment not requiring calibration shall be so labeled.

   3.2 The following list of equipment is necessary to perform the board level testing. In the event that one of the pieces of equipment listed is unavailable, an equivalent test instrument may be substituted.

                                       *

4. TEST PREPARATION
-- ----------------
   4.1 To assure accurate frequency and power measurements, apply AC power to the test equipment and allow the RF Communications Test Set to warm up for a minimum of 30 minutes before making any measurements.

   4.2  *

   4.3  *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS6


                                                                  PAGE OF 2 OF 6

                                 TEST PROCEDURE

   4.4  *
   4.5  *
   4.6  *


*

5. TRANSMITTER TESTS
-- -----------------
   5.1  *
   5.2  *
   5.3  *
   5.4  *
   5.5  *
   5.6  *
   5.7  *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                TEST PROCEDURE

   5.8  *
   5.9  *
   5.10 *
   5.11 *
   5.12 *
   5.13 *
   5.14 *


        *

6. RECEIVER TESTS
-- --------------
   6.1  *
   6.2  *
   6.3  *
   6.4  *
   6.5  *
   6.6  *
   6.7  *
   6.8  *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE




                                      *

















                                    FIGURE 1
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE
--------------------------------------------------------------------------------
REV     ECO   DESCRIPTION                                   DRAFT  APPD   DATE
--------------------------------------------------------------------------------
01      none  CREATE                                        WDC    WDC   7/2/96
--------------------------------------------------------------------------------
02      none  Modified to eliminate the RMS*SQRT2 detector  WDC    WDC   7/15/96
--------------------------------------------------------------------------------
03      none  Final changes and release to Sinoca           WDC    EKM   9/16/96
--------------------------------------------------------------------------------
04      084   *                                             AMPk
-------------------------------------------------------------------------------



                               OFFICE ROVER BASE
                                                            [HELLO DIRECT LOGO]
                              FINAL TEST PROCEDURE               PROPRIETARY

                                   ITEM #1742

                            PROPRIETARY INFORMATION

The information contained in this document is the exclusive property of Hello Direct Inc. and should not be disclosed to any third party without the written consent of Hello Direct Inc.



PREPARED BY :                     W. D. CROOK                            7/2/96
--------------------------------------------------------------------------------
APPROVALS REQUIRED [X]
--------------------------------------------------------------------------------
[X] ENGINEERING          DATE             [_] OPERATIONS                    DATE
   /s/ERIC MAXON         12-5-97
--------------------------------------------------------------------------------
[_] MARKETING            DATE             [_] QUALITY                       DATE

--------------------------------------------------------------------------------
[_] PURCHASING           DATE             [X] DOCUMENTATION                 DATE
                                              /s/ANNA MARIE KIRKHAM      12/3/96
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

1. SCOPE                                                                  3
   -----

2. REFERENCES                                                             3
   ----------

3. REQUIREMENTS                                                           3
   ------------

4. TEST PREPARATION                                                       3
   ----------------

5. TRANSMITTER TESTS                                                      4
   -----------------

6. RECEIVER TESTS                                                         5
   --------------

7. TEST DATA SHEET - OFFICE ROVER BASE UNIT FINAL TEST                    7
   ---------------------------------------------------

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

1. SCOPE
-- -----
   This document defines the final level tests to be performed on the OfficeRover Base Unit Transceiver.

2. REFERENCES
-- ----------

   2.1    16-0017-00  Schematic, CT1 Base RF Unit
          -- ---- --

   2.2    __-____-__  PCB Assembly Drawing, CT1 Base RF Unit

   2.3    13-0021-01  PCB Assembly, CT1 Base RF Unit
          -- ---- --

   2.4    16-0018-00  Schematic, CT1 Base I/O Unit
          -- ---- --

   2.5    __-____-__  PCB Assembly Drawing, CT1 Base I/O Unit

   2.6    13-0022-01  PCB Assembly, CT1 Base I/O Unit
          -- ---- --

   2.7    01-1742-A1  Base Assembly, Office Rover
          -- ---- --

   2.8    60-0018-00  Office Rover Compliance Specification
          -- ---- --


3. REQUIREMENTS
-- ------------

   3.1 All test equipment used to perform the final level testing shall have evidence of current calibration. Equipment not requiring calibration shall be so labeled.

   3.2 The following list of equipment is necessary to perform the board level testing. In the event that one of the pieces of equipment listed is unavailable, an equivalent test instrument may be substituted.

        *

4. TEST PREPARATION
-- ----------------

   4.1 To assure accurate frequency and power measurements, apply AC power to the test equipment and allow the RF Communications Test Set to warm up for a minimum of 30 minutes before making any measurements.

   4.2
                                      *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   4.3           *

   4.4           *

   4.5           *

   4.6           *

   4.7           *

   4.8           *

   4.9           *

   4.10          *

   4.11          *

5. TRANSMITTER TESTS
-- -----------------
   5.1           *

   5.2           *

   5.3           *

   5.4           *

   5.5           *

   5.6           *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE



   5.7                                 *

   5.8                                 *

   5.9                                 *

   5.10                                *

   5.11                                *

6. RECEIVER TESTS
-- --------------
   6.1                                 *

   6.2                                 *

   6.3                                 *

   6.4                                 *

   6.5                                 *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE


                                       *






































                                    FIGURE 1
                                    --------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

7. TEST DATA SHEET - OFFICE ROVER BASE UNIT FINAL TEST
-- ---------------------------------------------------


DATE:             TESTED BY:
         -----               -----
UUT SN:
         -----

5.4             *
         -----

5.5             *
         -----

5.9             *
         -----

5.11            *
         -----

6.2             *
         -----

6.4             *
         -----

6.5             *
         -----

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                               TEST OF PROCEDURE
--------------------------------------------------------------------------------
REV  ECO   DESCRIPTION                                  DRAFT  APPD   DATE
--------------------------------------------------------------------------------
01   none  CREATE                                       WDC          9/16/96
--------------------------------------------------------------------------------



                                  OFFICE ROVER
                                                           [HELLO DIRECT LOGO]
                                 QUALTIY FINAL                  PROPRIETARY

                                 TEST PROCEDURE

                            PROPRIETARY INFORMATION


The information contained in this document is the exclusive property of Hello Direct Inc. and should not be disclosed to any third party without the written consent of Hello Direct Inc.


PREPARED BY :                   W. D. CROOK                             9/16/96
--------------------------------------------------------------------------------
APPROVALS REQUIRED [X]
--------------------------------------------------------------------------------
[X] ENGINEERING         DATE            [_] OPERATIONS                  DATE
    /s/ERIC MAXON       9/19/96
--------------------------------------------------------------------------------
[_] MARKETING           DATE            [_] QUALITY                     DATE

--------------------------------------------------------------------------------
[_] PURCHASING          DATE            [X] DOCUMENTATION               DATE

--------------------------------------------------------------------------------

[LOGO OF HELLO DIRECT]

                               TEST OF PROCEDURE


1. SCOPE                                                        3
   -----

2. REFERENCES                                                   3
   ----------

3. REQUIREMENTS                                                 3
   ------------

4. TEST PREPARATION                                             3
   ----------------

5. TRANSMIT TESTS (HANDSET TO BASE)                             4
   -------------------------------

6. RECEIVE TESTS (BASE TO HANDSET)                              5
   ------------------------------

7. RING INITIATOR AND BUSY INDICATOR TEST                       6
   --------------------------------------

8. SPARE BATTERY CHARGING INDICATOR TEST                        6
   -------------------------------------

9. TEST DATA SHEET - OFFICE ROVER FINAL/SOURCE QA INSPECTION    8
   ---------------------------------------------------------

[LOGO OF HELLO DIRECT]

                               TEST PROCEDURE
1. SCOPE
-- -----
   This document defines the tests to be performed on the OfficeRover Remote Assembly /Base Assembly Transceiver pair at a final or incoming QA station.

2. REFERENCES
-- ----------

   2.1     16-0019-00           Schematic, CT1 Remote Unit
           -- ---- --

   2.2     __-____-__           PCB Assembly Drawing, CT1 Remote Unit

   2.3     13-0023-01           PCB Assembly, CT1 Remote Unit
           -- ---- --

   2.4     01-1743-A1           Remote Assy, Office Rover
           -- ---- --

   2.5     16-0017-00           Schematic, CT1 Base Unit
           -- ---- --

   2.6     __-____-__           PCB Assembly, CT1 Base Unit

   2.7     13-0021-01           PCB Assembly, CT1 Base Unit
           -- ---- --

   2.8     16-0018-00           Schematic, CT1 Base I/O Unit
           -- ---- --

   2.9     __-____-__           PCB Assembly Drawing, CT1 Base I/O Unit

   2.10    13-0022-01           PCB Assembly, CT1 Base I/O Unit
           -- ---- --

   2.11    01-1742-A1           Base Assembly, Office Rover
           -- ---- --

   2.12    60-0018-00           Pocket Pack Compliance Specification
           -- ---- --

3. REQUIREMENTS
-- ------------


   3.1 All test equipment used to perform the final level testing shall have evidence of current calibration. Equipment not requiring calibration shall be so labeled.

   3.2 The following list of equipment is necessary to perform the board level testing. In the event that one of the pieces of equipment listed is unavailable, an equivalent test instrument may be substituted.

                                       *

4. TEST PREPARATION
-- ----------------

   4.1 To assure accurate frequency and power measurements, apply AC power to the test equipment and allow the RF Communications Test Set to warm up for a minimum of 30 minutes before making any measurements.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   4.2                                 *

   4.3                                 *

   4.4                                 *

   4.5                                 *

   4.6                                 *

   4.7                                 *

5. TRANSMIT TESTS (HANDSET TO BASE)
-- --------------------------------

   5.1                                 *

   5.2                                 *

   5.3                                 *

   5.4                                 *

   5.5                                 *

   5.6                                 *

   5.7                                 *

   5.8                                 *

   5.9                                 *

   5.10                                *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                               TEST PROCEDURE
   5.11                                *

   5.12                                *

   5.13                                *

   5.14                                *

   5.15                                *

   5.16                                *

   5.17                                *

   5.18                                *

6. RECEIVE TESTS (BASE TO HANDSET)
-- -------------------------------

   6.1                                 *

   6.2                                 *

   6.3                                 *

   6.4                                 *

   6.5                                 *

   6.6                                 *

   6.7                                 *

   6.8                                 *

   6.9                                 *

   6.10                                *


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                               TEST PROCEDURE
   6.11                                *

7. RING INITIATOR AND BUSY INDICATOR TEST
-- --------------------------------------

   7.1                                 *

   7.2                                 *

   7.3                                 *

   7.4                                 *

   7.5                                 *

8. SPARE BATTERY CHARGING INDICATOR TEST
-- -------------------------------------

   8.1                                 *

   8.2                                 *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                               TEST PROCEDURE

                                       *











































                                    FIGURE 1
                                    --------


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                               TEST PROCEDURE

9. TEST DATA SHEET - OFFICE ROVER FINAL/SOURCE QA INSPECTION
-- ---------------------------------------------------------

DATE:       ____                        TESTED BY:   ____

REMOTE SN:  ____                        BASE SN:     ____


5.9   ____   *

5.10  ____   *

5.11  ____   *            __ %

      ____   *            __ %

      ____   *            __ %

5.13  ____   *

5.14  ____   *

5.16  ____   *

5.17  ____   *

6.6   ____   *

6.7   ____   *

6.9   ____   *

6.10  ____   *

7.2   ____   *

7.4   ____   *

8.1   ____   *

8.2   ____   *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE
--------------------------------------------------------------------------------
REV   ECO   DESCRIPTION                                  DRAFT   APPD    DATE
--------------------------------------------------------------------------------
01    none  CREATE                                        WDC    WDC    7/2/96
--------------------------------------------------------------------------------
02    none  Final changes and release to Sinoca           WDC    EKM    9/16/96
--------------------------------------------------------------------------------
03    078  REVISE TOLERANCE SEC. 5.9                      AMPk   EKM    10/17/96
--------------------------------------------------------------------------------
04    081  REVISE TOLERANCES SEC 5.13, 5.14, 6.9, 6.10    AMPk   EKM    10/23/96
--------------------------------------------------------------------------------
05    089  Change references to "TALK" Button             AMPk   EKM    12/96
      090  SEC. 5.6 - Add time to link test.
--------------------------------------------------------------------------------
06    115  Add Section 9 for Microphonics testing         AMPk
--------------------------------------------------------------------------------

                              OFFICE ROVER PAIRED

                              FINAL TEST PROCEDURE

                                   ITEM #1741



                            PROPRIETARY INFORMATION

The information contained in this document is the exclusive property of Hello Direct Inc. and should not be disclosed to any third party without the written consent of Hello Direct Inc.


PREPARED BY :                       W. D. Crook                           7/2/96
--------------------------------------------------------------------------------
APPROVALS REQUIRED [X]
--------------------------------------------------------------------------------
[X] ENGINEERING                 DATE    [_] OPERATIONS                      DATE
  /s./ERIC MAXON               5/9/97
--------------------------------------------------------------------------------
[_] MARKETING                   DATE    [_] QUALITY                         DATE

--------------------------------------------------------------------------------
[_] PURCHASING                  DATE    [X] DOCUMENTATION                   DATE

--------------------------------------------------------------------------------

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

1. SCOPE                                                      3
  ------

2. REFERENCES                                                 3
  -----------

3. REQUIREMENTS                                               3
  -------------

4. TEST PREPARATION                                           3
  ----- -----------

5. TRANSMIT TESTS (HANDSET TO BASE)                           4
  --------- ----- -------- -- -----

6. RECEIVE TESTS (BASE TO HANDSET)                            5
  -------- ----- ----- -- --------

7. RING INITIATOR AND BUSY INDICATOR TEST                     6
  ----- --------- --- ---- --------- ----

8. SPARE BATTERY CHARGING INDICATOR TEST                      6
  ------ ------- -------- --------- ----

9. TEST DATA SHEET - OFFICE ROVER PAIRED UNIT FINAL TEST      8
  ----- ---- ----- - ------ ----- ------ ---- ----- ----

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE


1. SCOPE
-- -----
   This document defines the final level tests to be performed on the Office Rover Remote Assembly /Base Assembly Transceiver pair.

2. REFERENCES
-- ----------


2.1     16-0019-00            Schematic, CT1 Remote Unit
        -- ---- --

2.2     __-____-__            PCB Assembly Drawing, CT1 Remote Unit

2.3     13-0023-01            PCB Assembly, CT1 Remote Unit
        -- ---- --

2.4     01-1743-A1            Remote Assy, Office Rover
        -- ---- --

2.5     16-0017-00            Schematic, CT1 Base Unit
        -- ---- --

2.6     __-____-__            PCB Assembly, CT1 Base Unit

2.7     13-0021-01            PCB Assembly, CT1 Base Unit
        -- ---- --

2.8     16-0018-00            Schematic, CT1 Base I/O Unit
        -- ---- --

2.9     __-____-__            PCB Assembly Drawing, CT1 Base I/O Unit

2.10    13-0022-01            PCB Assembly, CT1 Base I/O Unit
        -- ---- --

2.11    01-1742-A1            Base Assembly, Office Rover
        -- ---- --

2.12    60-0018-00            Pocket Pack Compliance Specification
        -- ---- --

3. REQUIREMENTS
-- ------------

   3.1 All test equipment used to perform the final level testing shall have evidence of current calibration. Equipment not requiring calibration shall be so labeled.

   3.2 The following list of equipment is necessary to perform the board level testing. In the event that one of the pieces of equipment listed is unavailable, an equivalent test instrument may be substituted.

                                       *

4. TEST PREPARATION
-- ----------------

   4.1 To assure accurate frequency and power measurements, apply AC power to the test equipment and allow the RF Communications Test Set to warm up for a minimum of 30 minutes before making any measurements.

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   4.2                                 *

   4.3                                 *

   4.4                                 *

   4.5                                 *

   4.6                                 *

   4.7                                 *


5. TRANSMIT TESTS (HANDSET TO BASE)
-- --------------------------------

   5.1                                 *

   5.2                                 *

   5.3                                 *

   5.4                                 *

   5.5                                 *

   5.6                                 *

   5.7                                 *

   5.8                                 *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   5.9                                 *

   5.10                                *

   5.11                                *

   5.12                                *

   5.13                                *

   5.14                                *

   5.15                                *

   5.16                                *

   5.17                                *

   5.18                                *

6. RECEIVE TESTS (BASE TO HANDSET)
-- -------------------------------
   6.1                                 *

   6.2                                 *

   6.3                                 *

   6.4                                 *

   6.5                                 *

   6.6                                 *

   6.7                                 *

   6.8                                 *

   6.9                                 *

   6.10                                *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

   6.11                                *

7. RING INITIATOR AND BUSY INDICATOR TEST
-- --------------------------------------


   7.1                                 *

   7.2                                 *

   7.3                                 *

   7.4                                 *

   7.5                                 *

8. SPARE BATTERY CHARGING INDICATOR TEST
-- -------------------------------------

   8.1                                 *

   8.2                                 *

9. MICROPHONICS & NOISE TEST
-- -------------------------
   9.1  Adjust the unit for the following settings:

        9.1.1          *

        9.1.2          *

        9.1.3          *

   9.2                                 *

   9.3                                 *

   9.4                                 *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE



                                       *








































                                    FIGURE 1
                                    --------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[LOGO OF HELLO DIRECT]

                                TEST PROCEDURE

10. TEST DATA SHEET - OFFICE ROVER PAIRED UNIT FINAL TEST
--- -----------------------------------------------------

DATE:       __________                        TESTED BY:  __________

REMOTE SN:  __________                        BASE SN:    __________




5.9  ____   *

5.10  ____  *

5.11  ____  *        __ %

      ____  *        __ %

      ____  *        __ %

5.13  ____  *

5.14  ____  *

6.6   ____  *

6.7   ____  *

6.9   ____  *

6.10  ____  *

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.